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                       HATHAWAY CORPORATION PRESS RELEASE


                                                                    EXHIBIT 99.1


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[HATHAWAY LOGO]                                             Hathaway Corporation
                                                         8228 Park Meadows Drive
                                                       Littleton, Colorado 80124
                                                       Telephone: (303) 799-8200
                                                             Fax: (303) 799-8880
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PRESS RELEASE
FOR IMMEDIATE RELEASE
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                                             RELEASE:           FEBRUARY 6, 2002
                                             CONTACT:              RICHARD SMITH
                                   STOCK SYMBOL:  HATH (NASDAQ-SMALL CAP MARKET)
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                     HATHAWAY OUTBID IN AUCTION TO PURCHASE
                             MOTION CONTROL COMPANY

DENVER, COLORADO -- Hathaway Corporation (NASDAQ: HATH) announced today that it was not successful in acquiring the business and related assets of the Industrial Devices Division (IDC) of Automation Solutions International LLC
(ASI), located in Petaluma, California. ASI is currently a debtor-in-possession in a pending Chapter 11 bankruptcy case and the sale of IDC is being negotiated in accordance with bankruptcy procedures. Hathaway had previously been selected by ASI, its secured creditor and Creditors' Committee as the Lead Bidder in the Court approved bidding process that was completed on Monday, December 17, 2001. The bankruptcy sale procedures required an auction on February 5, 2002 where other bids were entertained. Hathaway was outbid during the auction process and will, therefore, receive a break-up fee of $140,000, equal to five percent of Hathaway's previous bid.

"We are disappointed that we were not successful in winning the bid for the acquisition of IDC," commented Dick Smith, President and CEO of Hathaway. "Although we believe IDC's products would have enhanced Hathaway's motion control segment, we were not prepared to pay more than what we believed was the fair value of the business. We will continue to explore other opportunities to enhance our motion control product lines."

Headquartered in Denver, Colorado, Hathaway designs, manufactures and sells advanced systems and instrumentation to the worldwide power and process industries, as well as motion control products to a broad spectrum of customers throughout the world. With subsidiaries in the United States and United Kingdom and joint venture investments in China, Hathaway is a leading supplier of systems automation and integration solutions to the world power industry and a leader in motion control products.

The statements in this press release that relate to future plans, events or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statements that may predict, forecast, indicate, or imply future results, performance, or achievements. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results of the Company to differ materially from the forward-looking statements. The risks and uncertainties include international, national and local general business and economic conditions in the Company's motion control markets, introduction of new technologies, products and competitors, the ability to protect the Company's intellectual property, the ability of the Company to sustain, manage or forecast its growth and product acceptance, the ability of the Company to meet the technical specifications of its Motion Control customers, the continued availability of parts and components, increased competition and changes in competitor responses to the Company's products and services, changes in government regulations and the ability to attract and retain qualified personnel. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements as a prediction of actual results. The Company has no obligation or intent to release publicly any revisions to any forward looking statements, whether as a result of new information, future events, or otherwise.